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                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                          Allied Research Corporation
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                (Name of Registrant as Specified in Its Charter)

Zilkha Capital Partners, L.P., Lt. General William M. Keys, USMC (Ret.), John P.
         Rigas, Jean-Claude Roch, John R. Torell III, Donald E. Zilkha
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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                         ZILKHA CAPITAL PARTNERS, L.P.

                   767 FIFTH AVENUE, NEW YORK, NEW YORK 10153
            TELEPHONE: (212) 935-9797     FACSIMILE: (212) 688-4621

                                            June 4, 1999

         TIME IS EXCEEDINGLY SHORT. ALLIED'S ANNUAL MEETING IS JUNE 9.
                 IT'S NOT TOO LATE TO SUPPORT THE NEW NOMINEES,
                            BUT YOU MUST ACT TODAY!
DEAR FELLOW ALLIED RESEARCH SHAREHOLDER:

By the time you receive this letter, Allied Research's June 9 annual meeting will be only days away. We urge you to carefully consider the attached press release which details a number of misleading and self-serving statements made by Dr. John Sculley, Allied Research's Chairman, Chief Executive Officer and Chief Financial Officer. These comments primarily concern the financial performance of Allied and Zilkha Capital's management of Colt's Manufacturing Company.

                          DON'T BE FOOLED BY SCULLEY.

WE BELIEVE DR. SCULLEY'S COMMENTS ARE MERELY A DESPERATE ATTEMPT TO WIN VOTES IN THIS ELECTION CONTEST. BUT THEY SHOULD ALSO CAUSE YOU GRAVE CONCERN ABOUT HIS LACK OF ABILITY TO BE COMPLETELY FRANK AND TRUTHFUL TO
SHAREHOLDERS -- ESPECIALLY REGARDING THE COMPANY'S LOSSES IN THE NEARLY COMPLETED SECOND QUARTER, AS WELL AS PROJECTED LOSSES FOR THE LAST TWO QUARTERS OF 1999. HIS MISLEADING STATEMENTS HAVE FURTHER CONVINCED US THAT IT'S TIME FOR NEW DIRECTORS AT ALLIED RESEARCH.

                      IT'S TIME FOR A NEW BOARD AT ALLIED.
                          VOTE YOUR GOLD PROXY TODAY.

It's not too late to cast or change your vote in favor of the New Nominees. We have enclosed for your convenience an express overnight envelope.
Remember -- even if you have already voted a WHITE management proxy card, you have every legal right to change your mind and vote the enclosed GOLD proxy card in favor of the New Nominees. It's not too late, but you must act today!

If you need assistance voting your shares or changing your vote, please contact MacKenzie Partners, Inc. toll-free at (800) 322-2885.

We appreciate your consideration of the New Nominees and our platform for change at Allied Research.

                                            Sincerely,
                                            [JOHN P. RIGAS SIGNATURE]
                                            JOHN P. RIGAS
                                            Managing Partner